U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. [ 11 ]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. [ 12 ]

                        (Check appropriate box or boxes)

                        ATALANTA/SOSNOFF INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                                 101 Park Avenue
                            New York, New York 10178
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 867-5000

                                 Kevin S. Kelly
                      Atalanta/Sosnoff Capital Corporation
                                 101 Park Avenue
                            New York, New York 10178
                     (Name and Address of Agent for Service)

                                   Copies to:
                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

/  / immediately  upon filing  pursuant to paragraph (b)

/ X / on October 1, 2003 pursuant to paragraph (b)

/  / 60 days after filing pursuant to paragraph (a)(1)
/  / on (date) pursuant to paragraph (a)(1)
/  / 75 days after filing pursuant to paragraph (a)(2)
/  / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                                                                      PROSPECTUS
                                                                 October 1, 2003


                       ATALANTA/SOSNOFF INVESTMENT TRUST
                                101 Park Avenue
                            New York, New York 10178


                             ATALANTA/SOSNOFF FUND


                          ATALANTA/SOSNOFF VALUE FUND

The Atalanta/Sosnoff Investment Trust currently offers two separate series of shares to investors: the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund (individually a "Fund" and collectively the "Funds").



The Funds have retained Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser") to manage the Funds' investments.

This Prospectus has the information about the Funds that you should know before investing. You should read the Prospectus carefully and keep it for future reference.


TABLE OF CONTENTS
================================================================================
Risk/Return Summary .......................................................    2
Expense Information .......................................................    7
How to Purchase Shares ....................................................    8
How to Redeem Shares ......................................................    9
Exchange Privilege ........................................................   11
Dividends and Distributions ...............................................   11
Taxes .....................................................................   12
Operation of the Funds ....................................................   12
Service Plan ..............................................................   14
Calculation of Share Price ................................................   14
Financial Highlights ......................................................   16
Privacy Policy Disclosure .................................................   18

--------------------------------------------------------------------------------

        For Information or Assistance in Opening an Account, please call:

                                  1-877-SOSNOFF
                                (1-877-767-6633)

RISK/RETURN SUMMARY
================================================================================

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?
The ATALANTA/SOSNOFF FUND seeks long-term capital appreciation. The Fund seeks to achieve its investment objective through equity investments in companies which the Adviser believes are entering into a period of accelerating earnings momentum.

THE ATALANTA/SOSNOFF VALUE FUND seeks long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities which the Adviser believes are fundamentally undervalued.

Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
The ATALANTA/SOSNOFF FUND is a core/blend fund with a growth bias that normally invest at least 65% of its total assets in the common stocks of U.S. large capitalization companies (that is, companies having a market capitalization of greater than $10 billion). The Adviser considers a large universe of domestic stocks and selects stocks for the Atalanta/Sosnoff Fund by using fundamental investment analysis. The Adviser conducts intensive fundamental research analysis, and may examine various factors including, but not limited to, the following:

     Earnings  Acceleration  -- Which  companies will experience an accelerating rate of growth during the next business period? Will its future earnings grow faster than in the past?

     Growth Rate  P/E --        What  price-to-earnings  ratio  is   being  paid
                                for the company's rate of growth and where does that place it relative to its peers in its industry and to the overall market?

     Earnings  Stability --     How  consistently  has  the company been able to
                                grow operating  income over  an  economic period
                                and  how  consistently   has   the  company  met
                                earnings estimates?   How  sustainable  are  the
                                earnings?

     PricePerformance --        Has the stock  outperformed  the market indices
                                through the current stock market period? How has it performed relative to its peers?


The Adviser engages in a dialogue with the senior management of the companies it analyzes. Such a hands-on approach emphasizes direct contact whereby impressions gained by interviewing management are verified against the assessments of vendors, competitors and suppliers. The Adviser's conclusions are quantified by the development of an earnings model with the critical variables identified which may be gauged against the investment community's expectations.


The Adviser's fundamental approach is disciplined by two additional steps. First, the Adviser screens prospective purchases against valuation criteria such as historical and relative price-to-earnings ratios. Next, specific target prices (what the Adviser thinks the stock is worth) are established for each stock. The Adviser buys and sells stocks based upon the relationship of the stock's current price to its target price. For example, if a stock's target price is higher than its current price, the Adviser will consider buying the stock. Conversely, as a stock's current price approaches its target price, the Adviser will consider selling or reducing a position.

The ATALANTA/SOSNOFF VALUE FUND will normally invest at least 65% of its total assets in common stocks of mid to large capitalization companies (that is, companies having a market capitalization of greater than $1 billion). The Adviser seeks to identify stocks priced below average in comparison to such factors as earnings and book value (shareholders' equity divided by shares outstanding). Value investing is predicated on the Adviser's ability to identify undervalued securities. The Adviser emphasizes stocks that have positive free cash flow, relatively low price-to-earnings ratios and low debt-to-equity ratios as compared to other companies in the same industry, to specific competitors and to the overall market. The dividend yield (annual dividend rate divided by current stock price) of these stocks tends to be higher.

The Adviser will use a bottom-up approach (focusing on specific companies rather than the overall market level or industry sectors) in selecting securities. Before a security is purchased, the Adviser will analyze company reports and other public information to develop an opinion on the company's value. The Adviser's company selection process includes but is not limited to those companies that demonstrate strong cash flows, significant barriers to competition, and moderate or low requirements for capital reinvestment.


The Adviser engages in a dialogue with the senior management of the companies it analyzes. Such a hands-on approach emphasizes direct contact whereby impressions gained by interviewing management are verified against the assessments of vendors, competitors and suppliers. The Adviser's conclusions are often quantified by the development of an earnings model with the critical variables identified which may be gauged against the investment community's expectations.


INVESTMENT STRATEGIES APPLICABLE TO EACH FUND
TEMPORARY DEFENSIVE POSITION. When the Adviser believes substantial price risks exist for common stocks, each Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments, commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. When the Adviser takes a temporary defensive position, the applicable Fund may not achieve its investment objective.


PORTFOLIO TURNOVER. Each Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, a Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser deems portfolio changes necessary or appropriate. Although the annual portfolio turnover rate of each Fund cannot be accurately predicted, it is not expected to exceed 200%, but may be either higher or lower. A 100% turnover rate would occur, for example, if all the securities of a Fund were replaced once in a one-year period. High turnover may involve correspondingly greater commission expenses and transaction costs which may lower a Fund's performance. High turnover may also result in a Fund recognizing greater amounts of capital gains, which could increase the amount of taxable distributions to Fund shareholders. See "Financial Highlights" for each Fund's actual portfolio turnover rates.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?
The return on and value of an investment in each Fund will fluctuate in response to stock market movements. Common stocks and other equity securities are subject to inherent market risks, such as rapid increase or decrease in a stock's value or liquidity, and fluctuations in value due to changes in earnings, economic conditions and other factors beyond the control of the Adviser. Changes in market prices can occur at any time. Accordingly, there is no assurance that a Fund will achieve its investment objective and there is a risk that you could lose money by investing in the Funds.

The  Adviser's  method  of  security   selection  may  not  be  successful  and,
consequently, the Funds may underperform the stock market as a whole.

Investing in the Atalanta/Sosnoff Value Fund involves the risks inherent in investing in mid capitalization companies. Investments in these companies often involve greater risk and volatility because they may lack the management experience, financial resources, product diversification and competitive strengths of larger, more established companies. Investment returns from stocks of mid capitalization companies over long periods of time tend to fall below those of small capitalization companies. The volatility of mid capitalization company returns is generally greater than that for large capitalization issues.

PERFORMANCE  SUMMARY
The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing changes in the performance of the Funds from year to year for each full calendar year over the lifetime of the Funds, and by showing how the average annual returns of the Funds compare to those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.


ATALANTA/SOSNOFF FUND

[GRAPHIC OMITTED]

                     1999      2000        2001        2002
                     ----      ----        ----        ----
                    39.76%     1.02%     -11.87%     -22.20%


During the period shown in the bar chart, the highest return for a quarter was 33.47% during the quarter ended December 31, 1999 and the lowest return for a quarter was -16.02% during the quarter ended September 30, 2001.

The Fund's year-to-date return through June 30, 2003 is 14.60%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

ATALANTA/SOSNOFF VALUE FUND

[GRAPHIC OMITTED]

                               2000        2001        2002
                               ----        ----        ----

                              34.16%      -12.49%     -14.98%

During the period shown in the bar chart, the highest return for a quarter was 18.63% during the quarter ended September 30, 2000 and the lowest return for a quarter was -15.45% during the quarter ended March 31, 2001.

The Fund's year-to-date return through June 30, 2003 is 13.40%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


AVERAGE  ANNUAL TOTAL  RETURNS FOR PERIODS  ENDED  DECEMBER 31, 2002
--------------------------------------------------------------------
The table below shows how each Fund's average annual total returns compare with those of a broad measure of market performance. The table also presents the impact of taxes on the Funds' returns. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ATALANTA/SOSNOFF FUND                                         Since Inception
                                                One Year       (June 17, 1998)
                                             ----------------------------------
Return Before Taxes                              -22.20%            2.33%
Return After Taxes on Distributions              -22.20%            1.15%
Return After Taxes on Distributions
  and Sale of Fund Shares                        -13.63%            1.72%

STANDARD & POOR'S 500 INDEX(1) (reflects no
  deduction for fees, expenses, or taxes)        -22.10%           -3.26%

LIPPER LARGE CAP CORE INDEX(2) (reflects no
  deduction for taxes)                           -21.23%           -0.18%

ATALANTA/SOSNOFF VALUE FUND                                   Since Inception
                                                One Year       (July 1, 1999)
                                             ----------------------------------
Return Before Taxes                              -14.98%            0.35%
Return After Taxes on Distributions              -15.71%           -0.84%
Return After Taxes on Distributions
  and Sale of Fund Shares                         -8.89%           -0.16%

STANDARD & POOR'S 500 INDEX(1) (reflects no
  deduction for fees, expenses, or taxes)        -22.10%            0.40%

LIPPER LARGE CAP VALUE INDEX(3) (reflects no
  deduction for taxes)                           -19.68%           -7.87%

(1) The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks. Results assume the reinvestment of all dividends.

(2) The Lipper Large Cap Core Index is an index of large-capitalization core equity funds tracked by Lipper, Inc. Results assume the reinvestment of all dividends and capital gains distributions.

(3) The Lipper Large Cap Value Index is an index of large-capitalization value equity funds tracked by Lipper, Inc. Results assume the reinvestment of all dividends and capital gains distributions.

EXPENSE INFORMATION
================================================================================
This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):
  Sales Charge (Load) Imposed on Purchases...........................  None
  Sales Charge (Load) Imposed on Reinvested Dividends................  None
  Exchange Fee.......................................................  None
  Redemption Fee.......................................................None*

* The Funds' Custodian charges a wire transfer fee in the case of redemptions made by wire. Such fee is subject to change and is currently $15. See "How to Redeem Shares."

ANNUAL FUND  OPERATING  EXPENSES  (expenses that are deducted from Fund assets):

                                                                    ATALANTA/
                                                ATALANTA/            SOSNOFF
                                                 SOSNOFF              VALUE
                                                   FUND               FUND
--------------------------------------------------------------------------------
Management Fees(a) ........................        .75%               .75%
Service (12b-1) Fees(b) ...................        .10%               .01%
Other Expenses ............................        .87%              4.35%
                                                -------            -------
Total Annual Fund Operating Expenses ......       1.72%              5.11%
Fee Waivers and Expense Reimbursements(c) .        .22%              3.61%
                                                -------            -------
Net Expenses ..............................       1.50%              1.50%
                                                =======            =======

(a) The base management fee of 0.75% may be increased or decreased by 0.25% (the "Performance Fee Adjustment") if a Fund outperforms or underperforms its benchmark by at least 2.00%. See "Operation of the Funds" for additional information about the full calculation.


(b) The Funds have adopted a Service Plan under which each Fund may incur expenses related to the distribution and promotion of its shares. The annual limitation for payment of such fees under the Plan is 0.25%; however, the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund incurred fees of 0.10% and 0.01%, respectively, during the most recent fiscal year.

(c) The Adviser has contractually agreed to limit each Fund's total annual fund operating expenses to 1.50% (prior to the Performance Fee Adjustment) through October 1, 2008.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                    ATALANTA/
                                                ATALANTA/            SOSNOFF
                                                 SOSNOFF              VALUE
                                                   FUND               FUND
--------------------------------------------------------------------------------
1 Year ........................................    $153               $153
3 Years .......................................     474                474
5 Years .......................................     818                818
10 Years ......................................   1,927              3,845




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

HOW TO PURCHASE SHARES
================================================================================
Your initial investment in the Funds ordinarily must be at least $5,000 ($2,000 for most tax-deferred retirement plans and $500 for Education IRAs). The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Funds. Purchase orders received by the Funds' transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") by 4:00 p.m., Eastern time, on any business day are confirmed at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

OPENING A NEW ACCOUNT. You may open an account and make an initial investment in the Funds by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. CHECKS SHOULD BE MADE PAYABLE TO THE APPROPRIATE FUND. Third party checks will not be accepted. An account application is included in this Prospectus.

Shares of the Funds may be purchased through certain brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Funds. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Provided the Trust has received a completed account application form, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 1-877-SOSNOFF) before wiring funds. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money. Please have your bank use the following wiring instructions to purchase by wire:

                        US Bank, N.A.
                        ABA# 042000013
                        For Atalanta/Sosnoff Funds #19945-7656
                        For {name of fund}
                        For {shareholder name and account number
                             or tax identification number}

Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge for this service upon 30 days' prior notice to shareholders.

ADDING TO YOUR ACCOUNT. You may purchase and add shares to your account by mail, by bank wire, or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the appropriate Fund. Bank wires should be sent as instructed above. You may also make additional investments at the Funds' offices at 101 Park Avenue, New York, New York 10178. Each additional purchase request must contain the account name and number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose such requirement.

AUTOMATIC INVESTMENT AND DIRECT DEPOSIT PLANS. You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. The Fund pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

ADDITIONAL INFORMATION. The Funds mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Funds and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Funds' account application contains provisions in favor of the Funds, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.

HOW TO REDEEM  SHARES
================================================================================
You may redeem shares of the Funds on each day that the Funds are open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Funds) of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire transfer.

BY MAIL. You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Funds' account records. If the  shares to be  redeemed  over any  30-day  period  have a value of more than
$25,000, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-877-SOSNOFF for additional information.

ADDITIONAL REDEMPTION INFORMATION. Redemption requests may direct that the proceeds be wired directly to your existing account with any brokerage firm or financial institution in the United States as designated on your application. If your instructions request a redemption by wire, the Funds' Custodian will charge you a $15 processing fee. The Funds reserve the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Funds reserve the right to require you to close your account if at any time the value of your shares is less than $5,000, or $2,000 for tax-deferred retirement plans (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Funds may determine from time to time. After notification to you of the Funds' intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Funds  reserve the right to suspend the right of  redemption  or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. The Funds reserve the right to make payment for shares redeemed in liquid portfolio securities of the Funds taken at current value.

EXCHANGE PRIVILEGE
================================================================================
Shares of the Funds may be exchanged for each other at their respective net asset values. You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on the Funds' account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined net asset value after the Transfer Agent receives your request. You may only exchange shares into a Fund which is authorized for sale in your state of residence and you must meet the Funds' minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event.

The Funds and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of instructions received by telephone which are reasonably believed to be genuine. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Funds or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
Each Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

         Share Option  -- income distributions  and  capital gains distributions reinvested in additional shares.

         Income Option -- income  distributions  paid  in  cash;  capital  gains distributions reinvested in additional shares.

         Cash Option   -- income  distributions  and capital gains distributions
                          paid in cash.

You should indicate your choice of option on the application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
================================================================================
Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Funds will not be subject to federal income tax on that part of their net investment income and net realized capital gains which they distribute to shareholders.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions of net investment income and net realized short-term capital gains, if any, are taxable as ordinary income.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. Due to the investment strategies used by the Funds, distributions are generally expected to consist primarily of net capital gains; however, the nature of the Funds' distributions could vary in any given year. Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

The Funds will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. You should consult your tax advisor about the tax effect of distributions and redemptions from the Funds and the use of the Exchange Privilege.

OPERATION OF THE FUNDS
================================================================================
Each Fund is a diversified series of Atalanta/Sosnoff Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

The Trust retains Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser"), 101 Park Avenue, New York, New York 10178, to manage the Funds' investments. The Adviser is a registered investment adviser that has been advising individual, institutional and corporate clients since 1982. The Adviser manages approximately $2.5 billion in assets as of the date of this Prospectus.


Each Fund pays the Adviser a fee for its services equal to the annual rate of 0.75% of the average value of its daily net assets (the "Base Fee"). The Adviser has voluntarily agreed to waive its fees and reimburse each Fund's expenses to the extent necessary to limit each Fund's total operating expenses to 1.50% per annum of average daily net assets (prior to the Performance Fee Adjustment described below) until at least October 1, 2008.

Adjustments to the Base Fee will be made by comparison of each Fund's investment performance for the applicable performance period to the investment performance of such Fund's benchmark index (the S&P 500 Index) for the same period (the "Performance Fee Adjustment"). The applicable performance period is a rolling twelve (12) month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Base Fee with respect to each Fund will be increased by 0.25% per annum if the Fund outperforms its benchmark by at least 2.00% for the previous 12 months, and decreased by 0.25% per annum if the Fund underperforms its benchmark by at least 2.00% for the previous 12 months.

The Adviser will not receive a Performance Fee Adjustment for periods during which a Fund has negative investment performance, even if the Fund outperforms its benchmark by at least 2.00%. During such periods, that Fund will receive only the Base Fee. If a Fund has negative investment performance and underperforms its benchmark by at least 2.00%, the Base Fee will be reduced by 0.25%.

The maximum monthly fee rate as adjusted for performance will be 1/12 of 1.00% of a Fund's average daily net assets and will be payable if the Fund's performance is positive and if it exceeds the Fund's benchmark index by 2.00 or more percentage points for the performance period. The minimum monthly fee rate as adjusted for performance will be 1/12 of 0.50% of a Fund's average daily net assets and will be payable if the investment performance of the Fund is exceeded by the investment performance of the Fund's benchmark index by 2.00 or more percentage points for the performance period.

A Fund's investment performance will be measured by comparing (i) the opening net asset value of one share of the Fund on the first business day of the performance period with (ii) the closing net asset value of one share of the Fund as of the last business day of such period. In computing the investment performance of a Fund and the investment record of the Fund's benchmark index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the securities included in the Fund's benchmark index, will be treated as reinvested in accordance with applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended. Any calculations of the investment performance of a Fund and the investment performance of the Fund's benchmark index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.


Martin T. Sosnoff, C.F.A., Chairman of the Board and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of each Fund. Mr. Sosnoff founded the Adviser in 1981. He has authored two books on the money management business, HUMBLE ON WALL STREET (1975) and SILENT INVESTOR, SILENT LOSER (1986). Mr. Sosnoff chairs an investment committee comprised of himself and Craig B. Steinberg, Co-Portfolio Manager, President and Director of Research of the Adviser. William M. Knobler, C.F.A., an employee and senior research analyst of the Adviser serves as consultant to the investment committee. Mr. Steinberg and Mr. Knobler have been employed by the Adviser since 1985.


Atalanta/Sosnoff Management Corporation (the "Distributor"), 101 Park Avenue, New York, New York, 10178, a wholly-owned subsidiary of the Adviser, serves as principal underwriter for the Trust and, as such, is the exclusive agent for distribution of the Funds' shares.

SERVICE PLAN
================================================================================
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a service plan (the "Plan") under which each Fund is required to compensate the Distributor for its services to the Fund. The Distributor is responsible for the payment of any expenses related to the distribution or promotion of Fund shares, including payments to securities dealers and others who are engaged in activities related to the servicing of shareholder accounts such as maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for prospective shareholders; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Funds may, from time to time, deem advisable; and any other expenses related to the servicing of Fund shareholders or the distribution of Fund shares.

The annual limitation for payments to the Distributor pursuant to the Plan is ..25% of each Fund's average daily net assets. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales charges. In the event the Plan is terminated by a Fund in accordance with its terms, that Fund will not be required to make any payments to the Distributor after the date the Plan terminates.

CALCULATION OF SHARE PRICE
================================================================================
On each day that the Funds are open for business, the share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Funds are open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of a Fund's shares is effected is based on the next calculation of net asset value after the order is placed.

In valuing the assets of the Funds for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the closing sale price on the exchange on which they are primarily traded. However, if the closing sale price on the NYSE is different than the closing sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day. Securities which are traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued on the basis of the closing sale price if available, otherwise at the last quoted bid price. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

FINANCIAL HIGHLIGHTS
================================================================================
The financial highlights table is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended May 31, 2003 and May 31, 2002 has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for periods ending prior to May 31, 2002 was audited by other independent public accountants.


ATALANTA/SOSNOFF FUND
===================================================================================================================
                                                 YEAR           YEAR          YEAR           YEAR          PERIOD
                                                 ENDED          ENDED        ENDED          ENDED           ENDED
                                                MAY 31,        MAY 31,       MAY 31,        MAY 31,         MAY 31,
                                                 2003           2002          2001           2000           1999(a)
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD:

Net asset value at beginning
  of period .............................   $    10.81     $    12.39     $    14.93     $    12.34     $    10.00
                                            ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment loss ...................        (0.04)         (0.05)         (0.04)         (0.12)         (0.05)
  Net realized and unrealized
   gains (losses) on investments ........        (0.39)         (1.53)          0.17           2.71           2.39
                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations ........        (0.43)         (1.58)          0.13           2.59           2.34
                                            ----------     ----------     ----------     ----------     ----------

Less distributions:
  From net realized gains ...............         --             --            (2.67)          --              --
                                            ----------     ----------     ----------     ----------     ----------

Net asset value at end of period ........   $    10.38     $    10.81     $    12.39     $    14.93     $    12.34
                                            ==========     ==========     ==========     ==========     ==========


Total return ............................        (3.98%)       (12.75%)         0.37%         20.99%         23.40%(b)
                                            ==========     ==========     ==========     ==========     ==========


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) .....   $   28,541     $   26,989     $   20,066     $   18,485     $    13,480
                                            ==========     ==========     ==========     ==========     ==========


Ratio of net expenses to
 average net assets(c) ..................         1.50%          1.50%          1.50%          1.50%          1.50%(d)

Ratio of net investment loss to
 average net assets .....................        (0.53%)        (0.54%)        (0.36%)        (0.88%)       ( 0.60%)(d)

Portfolio turnover rate .................          120%            98%           141%           143%           124%(d)

(a) Represents the period from the initial public offering of shares, June 17, 1998, through May 31, 1999.

(b)  Not annualized.

(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.72%, 1.83%, 1.73%, 1.95% and 2.54%(d) for the periods ended May 31, 2003, 2002, 2001, 2000 and 1999, respectively.

(d)  Annualized.


Atalanta/Sosnoff Value Fund
=====================================================================================================
                                                 YEAR           YEAR          YEAR           YEAR
                                                 ENDED          ENDED        ENDED          ENDED
                                                MAY 31,        MAY 31,       MAY 31,        MAY 31,
                                                 2003           2002          2001         2000(a)
-----------------------------------------------------------------------------------------------------

PER SHARE DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD:

Net asset value at beginning of period .......      $   10.56     $   11.29     $   10.68     $   10.00
                                                    ---------     ---------     ---------     ---------

Income (loss) from investment operations:
  Net investment income (loss) ...............          (0.03)        (0.04)         0.04         (0.03)
  Net realized and unrealized gains (losses)
   on investments ............................          (0.43)        (0.38)         1.62          0.71
                                                    ---------     ---------     ---------     ---------
Total from investment operations .............          (0.46)        (0.42)         1.66          0.68
                                                    ---------     ---------     ---------     ---------

Less distributions:
  From net investment income .................            --            --          (0.04)          --
  From net realized gains ....................            --          (0.31)        (1.01)          --
                                                    ---------     ---------     ---------     ---------
Total distributions ..........................            --          (0.31)        (1.05)          --
                                                    ---------     ---------     ---------     ---------

Net asset value at end of period .............      $   10.10     $   10.56     $   11.29     $   10.68
                                                    =========     =========     =========     =========


Total return .................................          (4.36%)       (3.74%)       15.14%         6.80%(b)
                                                    =========     =========     =========     =========


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ..........      $   2,582     $   2,470     $   3,036     $   2,137
                                                    =========     =========     =========     =========


Ratio of net expenses to average net assets(c)           1.50%         1.50%         1.50%         1.50%(d)

Ratio of net investment income (loss)
  to average net assets ......................          (0.37%)       (0.38%)        0.34%        (0.38%)(d)

Portfolio turnover rate ......................            143%          200%          983%          416%(d)

(a) Represents the period from the initial public offering of shares, July 1, 1999, through May 31, 2000.

(b)  Not annualized.

(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 5.11%, 4.14%, 4.26% and 4.87%(d) for the periods ended May 31, 2003, 2002, 2001 and 2000, respectively.

(d)  Annualized.

================================================================================

PRIVACY POLICY DISCLOSURE
================================================================================
Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

CATEGORIES OF INFORMATION WE COLLECT

We collect the following nonpublic information about you:

     o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

     o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and
          balance,  payment  history,   parties  to  transactions,   cost  basis
          information,   and  other   financial   information.

CATEGORIES OF  INFORMATION WE DISCLOSE AND PARTIES TO WHOM WE DISCLOSE

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

SERVICE PROVIDER/TRANSFER AGENT EXCEPTION

We are permitted by law to disclose all of the information we collect, as described above, to our service provider/transfer agent to process your transactions. Confidentiality and Security We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INTERMEDIARIES

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

================================================================================



                                             ATALANTA/SOSNOFF INVESTMENT TRUST
                                                   MUTUAL FUND APPLICATION

                          THIS APPLICATION WILL OPEN ANY TYPE OF ACCOUNT EXCEPT AN IRA AND 403b(7).
                       PLEASE COMPLETE ALL INFORMATION EXACTLY AS YOU WISH IT TO APPEAR ON THE ACCOUNT
===================================================================================================================================

1    REGISTER YOUR ACCOUNT (Choose A, B, C, or D)

     A /  / Individual or /  / Joint Tenants_______________________________________________________________________________________

       Social Security Number ________________-________________-________________ Date of Birth_____________________________________

       Joint Owner Name (if any)___________________________________________________________________________________________________
                                              (Joint Tenancy is assumed unless otherwise specified)

       Social Security Number ________________-________________-________________ Date of Birth_____________________________________


     B /  / Gift to a Minor    Custodian's Name ________________________________________________________________ as custodian  for
                                                  (Please designate only one custodian and one minor per account)

       Minor's Name _____________________________________________________ Minor's Social Security Number_________-________-________

       Custodian's State of Residence ___________________________________ Minor's Date of Birth ___________________________________

       Custodian's Social Security # ____________________________________ Custodian's Date of Birth _______________________________

     C /  / Trust    Trustee(s)' Name _____________________________________________________________________________________________

       Name of Trust ______________________________________________________ Date of Agreement _____________________________________

     D /  / Corporation  /  / Partnership   /  / Other

       Entity Name ________________________________________________________ Social Security Number__________-__________-___________
                                                                             (If sole Proprietor)

       Taxpayer Identification Number _________________-____________________________________________________
       (If other entity)

       CORPORATIONS, TRUSTS AND PARTNERSHIPS  REQUIRE COMPLETION OF THE RESOLUTION SECTION ON THE BACK OF THIS FORM.

===================================================================================================================================

2    YOUR ADDRESS
     Street Address _____________________________________________________________ Phone Number ___________________________________

     City _________________________State ___________ Zip __________  Fax Number _____________________  E-mail Address_____________

===================================================================================================================================
3    YOUR INVESTMENT
     (Check appropriate Fund)

     / / Atalanta/Sosnoff Fund             $ ________

     / / Atalanta/Sosnoff Value Fund       $ ________

     Please make checks payable to the applicable Fund ($5,000 minimum; $2,000 for tax-deferred retirement plans)

     / / Check enclosed $ __________________ / / Wired from Bank $ __________________ Date ____________ Wire Number________________
===================================================================================================================================
4    DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS

     (if no choice is made, dividends and capital gains will be reinvested.)
     Income Dividends /  /reinvested /  /paid in cash                  Capital Gains Distributions/  /reinvested  /  / paid in cash
===================================================================================================================================
5    WIRE REDEMPTIONS

   I/We authorize Ultimus Fund Solutions to honor requests believed to be authentic for wire redemptions proceeds to bank indicated.

   Bank Name _____________________________________________________ Bank Account Number ____________________________________________

   Bank Address __________________________________________________ Bank Telephone Number __________________________________________

   Name(s) in which bank account is Registered ____________________________________________________________________________________

     / / A signature  guarantee will be required if your bank  registration does not match your Atalanta/Sosnoff Fund account registration.  Please review the rules for signature guarantees in the Prospectus.

===================================================================================================================================

                                 ANY QUESTIONS? PLEASE CALL TOLL-FREE (877) SOSNOFF

6    OTHER INFORMATION

     Employer Name _________________________________________________ U.S. Citizen?  /  / Yes  /  / No  /  / _______________________
                                                                                                           (if no, indicate country)

     Employer Address __________________________________________  Are you an associated person of an NASD member?  /  / Yes /  / No

     Occupation ________________________________________________  _________________________________________________________________
                                                                            Mother's Maiden Name (for identification purposes)

===================================================================================================================================
7    THE ATALANTA/SOSNOFF AUTOMATIC INVESTMENT PLAN.  A VOIDED CHECK MUST BE ATTACHED.

     Bank Name ___________________________________________________ Bank Address ___________________________________________________

     Bank Transit/ABA No. ________________________________________ My Account No. _________________________________________________
                                   (nine digits)

     Select Monthly deposit (minimum $100) amount and day:

     / / 15th of the month (or previous business day) / / last day of the month (or previous business day) $ ____ Amount of Deposit

     / / Atalanta/Sosnoff Fund             $ ________
     / / Atalanta/Sosnoff Value Fund       $ ________

The Atalanta/Sosnoff  ACH is a  convenient way to purchase shares  automatically or at  your  discretion.  The Atalanta/Sosnoff ACH provides a convenient way to transfer money from  your bank  account to your Atalanta/Sosnoff account. Please note  savings accounts are not eligible for ACH. We will send  confirmation of your Atalanta/Sosnoff ACH services; please  wait 3 weeks after receiving the notice before using the service.

===================================================================================================================================
8    SIGNATURE                                                                      ATALANTA/SOSNOFF INVESTMENT TRUST
     Please sign application, enclose your check and mail to:                       P.O. BOX 46707
                                                                                    CINCINNATI, OH  45246-0707

     (Note to Foreign Investors:  Please enclose a W-8 and a copy of your passport.)

     I/we  are  of  legal  age  and  have  full  authority  to  purchase  shares  in  Atalanta/Sosnoff Investment Trust. I/we  have received and read  the  current  Prospectus,  agree  to  its  terms  and  understand  that  by  signing  below (a) I/We hereby ratify all instructions given on this  account and agree that neither  the Funds  nor  Atalanta/Sosnoff Management Corporation
     nor Ultimus Fund  Solutions,  LLC  nor  their affiliates will be liable for any loss, cost or  expense for  acting  upon  such instructions (by  telephone or writing)  believed by  it  to  be genuine and in accordance with  the procedures  described  in the Prospectus, and (b) as required by Federal Law, I/We  certify  under Penalties of Perjury (1) that the Social Security  or
     Taxpayer  Identification  Number  provided  herein  is correct, (2) that  the IRS  has  never  notified  me/us  that I/we  are subject to backup  withholding, and  (3) I/we  are U.S. persons (including a U.S. resident  alien). (Note: if part (2) of this
     sentence  is  not  true  in   your case, please  strike out that part before signing.)  I/WE RECOGNIZE  THAT THE IRS  DOES NOT
     REQUIRE MY/OUR CONSENT TO ANY PROVISION  OF THIS  DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

--------------------------------------------------------------------------------
IMPORTANT  INFORMATION ABOUT
PROCEDURES FOR OPERNING A NEW ACCOUNT

To help the  government  fight the  funding of  terrorism  and money  laundering activities,  federal law requires all financial  institutions to obtain, verify, and record  information  that identifies each person who opens an account.  What this  means  for  you:  when  you open an  account,  we will ask for your  name, address,  date of birth,  and other  information  that will allow us to identify you.  We  may  also  ask to see  your  driver's  license  or  other  identifying documents.  Please  remember that any documents of  information we gather in the verification process will be maintained in a confidential manner.
--------------------------------------------------------------------------------


     Owner or Custodian __________________________________________________________ Date ___________________________________________

     Joint Owner (if any)_________________________________________________________ Date ___________________________________________

     Corporate Officers or Trustees (Please complete certification.)

     Signature ___________________________________________ Title _______________________ Date _____________________________________

     Signature ___________________________________________ Title _______________________ Date _____________________________________

     COMPLETE THE  CERTIFICATION  BELOW ONLY IF YOU ARE A  CORPORATION,  PARTNERSHIP, TRUST, OR OTHER ORGANIZATION.

     I  hereby  certify:  i)  that  I am  the  duly  qualified  ________________ of _____________,  a _____________  duly organized and  existing  under  the  laws of ______________________________________________.
                                                                                                          CORPORATE
     OR                                                                                                      SEAL

     ii) that __________________________________________ is (are) the currently acting

     [trustees(s)] [partners(s)] of _______________________________________________________________________________

     That all  actions  by  shareholders,  directors,  trustees,  partners,  and  other bodies  necessary  to execute  the Purchase
     Application  and establish an account with Atalanta/Sosnoff Investment Trust have been taken, and further

     That  the  following officer(s) or trustee(s) are, and  until further  notice to  Atalanta/Sosnoff Investment Trust  will  be, duly  authorized  and  empowered to  purchase,  sell, assign,  transfer  and  withdraw  securities and funds  from the account established hereby.

     Name _________________________________________________ Title ____________________ Signature __________________________________

     Name _________________________________________________ Title ____________________ Signature __________________________________


     Signature of certifying officer _________________________________________________ Date _______________________________________

===================================================================================================================================

                        ATALANTA/SOSNOFF INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2003

                              Atalanta/Sosnoff Fund
                           Atalanta/Sosnoff Value Fund



     This Statement of Additional Information supplements the Prospectus offering shares of the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund (the "Funds"). The Funds are series of Atalanta/Sosnoff Investment Trust, a registered open-end management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Funds, dated October 1, 2003, as it may from time to time be revised.


     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Funds. A copy of the Funds' Prospectus may be obtained by writing the Funds at 135 Merchant Street, Cincinnati, Ohio 45246, or by calling the Funds toll-free at 1-877-SOSNOFF (1-877-767-6633). Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------
                        Atalanta/Sosnoff Investment Trust
                                 101 Park Avenue
                            New York, New York 10178

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----
THE TRUST .................................................................    3
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS ...................    3
CORPORATE BONDS AND PREFERRED STOCKS ......................................   11
INVESTMENT LIMITATIONS ....................................................   13
TRUSTEES AND OFFICERS .....................................................   15
THE INVESTMENT ADVISER ....................................................   18
THE DISTRIBUTOR ...........................................................   20
SERVICE PLAN ..............................................................   21
SECURITIES TRANSACTIONS ...................................................   22
PORTFOLIO TURNOVER ........................................................   24
CALCULATION OF SHARE PRICE ................................................   25
TAXES .....................................................................   25
REDEMPTION IN KIND ........................................................   27
HISTORICAL PERFORMANCE INFORMATION ........................................   27
PRINCIPAL SECURITY HOLDERS ................................................   30
CUSTODIAN .................................................................   31
INDEPENDENT AUDITORS ......................................................   31
LEGAL COUNSEL .............................................................   31
TRANSFER AGENT ............................................................   31
ANNUAL REPORT .............................................................   32
APPENDIX A (Rating Descriptions) ..........................................   33
APPENDIX B (Proxy Voting Policies and Procedures) .........................   36

THE TRUST
---------


     Atalanta/Sosnoff Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on January 29, 1998. The Trust currently offers two series of shares to investors: the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective and policies.


     Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional voted for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to any Fund are borne by that Fund. Any general expense of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS
-------------------------------------------------------

     The investment objective of each Fund is to seek long-term capital appreciation. The Board of Trustees may change a Fund's investment objective without shareholder approval, but only after shareholders have been notified and the Funds' Prospectus has been revised accordingly.

     A more detailed discussion of some of the terms used and the investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

     The writing of covered call options is a conservative investment technique which the Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

     WRITING COVERED PUT OPTIONS. Each Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

     The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

     PURCHASING PUT OPTIONS. Each Fund may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities. An example of such use of put options is provided below.

     Each Fund may purchase a put option on an underlying security (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

     Each Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     Each Fund will commit no more than 5% of its net assets to premiums when purchasing put options. The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which a Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

     PURCHASING CALL OPTIONS. Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. Each Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below.

     Call options may be purchased by each Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing call options. Each Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of a Fund's current return. For example, where a Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

     OPTIONS TRANSACTIONS GENERALLY. Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; there may exist imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser's ability to select the proper time, type and duration of the options.

     The use of options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore, the number of options the Funds may write or purchase may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

     As long as the Securities Exchange Commission continues to take the position that unlisted options are illiquid securities, each Fund will not commit more than 15% of its net assets to unlisted options transactions and other illiquid securities.

     STOCK INDEX FUTURES CONTRACTS. Each Fund may enter into S&P Index (or other major market index) futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of stock values in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. A Fund's hedging may include the purchase of Futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increase in stocks prices. When selling Futures Contracts, a Fund will segregate cash assets to cover any related liability.

     Each Fund will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

     A Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

     FOREIGN SECURITIES. Each Fund may invest in the securities (payable in U.S. dollars) of foreign issuers if the Adviser believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

     The Funds may invest in foreign issuers directly or through the purchase of American Depository Receipts (ADRs). ADRs, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

     U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S.

Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds' shares.

     Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

     REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

     The  majority  of  these  transactions  run  day-to-day,  and the  delivery pursuant to the resale typically will occur within one to five days of the purchase. A Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when a Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

     DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When a Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by a Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the two highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

     FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. A Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

     UNSEASONED ISSUERS. Each Fund may invest a portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Funds may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

     INVESTMENT COMPANY SECURITIES. Each Fund may also invest in securities of other investment companies. Investments by the Funds in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Funds will not (along with affiliates) purchase in the aggregate more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Funds' investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Funds to sell illiquid securities promptly at an acceptable price.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities subject to the restrictions herein. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Funds. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust, the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.


     BORROWING AND PLEDGING. Each Fund may borrow up to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent a Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. Each Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets. It is each Fund's present intention to limit its borrowings to 5% of its total assets and to borrow only for emergency or extraordinary purposes. Each Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets.

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

     Each Fund may, in seeking its objective, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group. Each Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Rating Group are generally considered to be "junk" securities. Each Fund will promptly sell "junk" securities as necessary in order to limit the Fund's aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

     See  Appendix  A  to  this  Statement  of  Additional   Information  for  a
description of the quality ratings assigned by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group.

     Preferred Stocks
     ----------------

     Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     Convertible Securities
     ----------------------

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     General Risk Factors of Fixed-Income Securities
     -----------------------------------------------

     Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, that is, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

     Risk Factors of Lower-Rated Securities
     --------------------------------------

     Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of a Fund's shares, and an increase in issuers' defaults on such securities.

     Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Funds invest are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Funds will be able to receive payments when senior securities are in default.

     The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Funds have speculative characteristics which are apt to increase in number and significance with each lower rating category.

     When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated securities may affect a Fund's ability to dispose of portfolio securities at a desirable price.

     In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Funds' investments in lower-rated securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in each of the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Trust (or the applicable Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable
Fund).

     Under these fundamental limitations, each Fund MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, or purchase securities on margin except that it may do so if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Make short sales of securities or maintain a short position, except short sales "against the box";

(4)  Make loans to other persons, except (a) by loaning portfolio securities, or
     (b) by engaging in repurchase agreements;

(5) Write, purchase or sell commodities, commodities contracts or related options;

(6) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities of the United States Government, its agencies or instrumentalities); or

(7)  Invest in  interests  in real  estate or real estate  limited  partnerships
     (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

(8) Purchase the securities of any issuer if with respect to 75% of the value of the total assets of the Fund, more than 5% of the value of the total assets of the Fund would be invested in the securities of any one issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, provided that this limitation shall not apply to the purchase of securities issued by the U.S. Government, its agencies or instrumentalities.

     With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money (limitation number (1), above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not presently intend to pledge the assets of the Fund as described above in investment limitation (1). The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment (3). The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                       in Fund
                                       Length of          Position(s)      Principal Occupation(s) During              Complex
Name, Address and Age                 Time Served          Held with       Past 5 Years and                          Overseen by
                                                             Trust         Directorships of Public Companies**         Trustee
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

*Toni E. Sosnoff (age 60)             Since May 1998    President/Trustee  Vice President of Atalanta/Sosnoff             2
101 Park Avenue                                                            Capital Corporation (Delaware), the
New York, New York 10178                                                   Fund's investment adviser.

INDEPENDENT TRUSTEES:

Howard A. Drucker (age 61)            Since May 1998         Trustee       Real estate investor and manager with          2
25 East End Avenue                                                         properties throughout the United States.
New York, New York 10028

Irving L. Straus  (age 82)            Since May 1998         Trustee       Chairman of Straus Corporate                   2
737 Park Avenue                                                            Communications (public relations firm).
New York, New York 10021

Aida L. Wilder (age 55)               Since May 1998         Trustee       Vice President of Wilder Consolidated          2
26 Old Albany Post Road                                                    Enterprises (restaurant operator).
Rhinebeck, New York 12572

EXECUTIVE OFFICERS:

Kevin S. Kelly (age 38)                    Since         Vice President    Senior Vice President, Chief Operating
101 Park Avenue                        November 2002                       Officer and Chief Financial Officer of
New York, New York 10178                                                   Atalanta/Sosnoff Capital Corporation
                                                                           (Delaware); President and Chairman of
                                                                           Atalanta/Sosnoff Management Corp.(the
                                                                           Funds distributor).

                                      -15-



Robert G. Dorsey (age 46)             Since July 2001    Vice President    Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                             Solutions, LLC (registered transfer
Cincinnati, Ohio 45246                                                     agent) and Ultimus Fund Distributors,
                                                                           LLC (registered broker-dealer).   Prior
                                                                           to March 1999, President of Countrywide
                                                                           Fund Services, Inc. (a mutual fund
                                                                           services company).

John F. Splain (age 47)               Since July 2001       Secretary      Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                             Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                     Distributors, LLC.   Prior to March
                                                                           1999, First Vice President and
                                                                           Secretary of Countrywide Fund Services,
                                                                           Inc. and affiliated companies

Mark J. Seger (age 41)                Since July 2001       Treasurer      Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                             Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                     Distributors, LLC.  Prior to March
                                                                           1999, First Vice President of
                                                                           Countrywide Fund Services, Inc.


* Toni E. Sosnoff, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**   None of the Trustees are directors of public companies.

     BOARD COMMITTEES. The Board of Trustees has established the following standing Committees. The members of each Committee are Howard A. Drucker, Irving
L. Straus and Aida L. Wilder. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held two meetings during the fiscal year ended May 31, 2003.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee was established on September 8, 2003 and accordingly did not meet during the fiscal year ended May 31, 2003.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2002.

                             Dollar Range of            Aggregate Dollar
                           Fund Shares Owned       Range of Shares of All Funds
Name of Trustee               by Trustee               Overseen by Trustee
--------------------------------------------------------------------------------
Toni E. Sosnoff                   None                        None
Independent Trustees
Howard A. Drucker                 None                        None
Irving L. Straus              $1--$10,000                  $1--$10,000
Aida L. Wilder                    None                        None

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust a quarterly retainer of $1,000, plus a fee of $1,000 for attendance at each meeting of the Board of Trustees and $500 for attendance at each meeting of the Audit Committee, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended May 31, 2003 to the Trustees of the Trust:

                                                                                               Total
                           Aggregate             Pension or        Estimated Annual         Compensation
                         Compensation           Retirement           Benefits Upon       From Funds and Fund
Trustee                 From the Funds       Benefits Accrued         Retirement               Complex
-------                 --------------       ----------------      ----------------      ------------------
Toni E. Sosnoff*             None                  None                  None                 None
Howard A. Drucker           $7,000                 None                  None                $7,000
Irving L. Straus            $8,000                 None                  None                $8,000
Aida L. Wilder              $8,000                 None                  None                $8,000

     *    Interested person of the Trust as defined in the 1940 Act.

     INDEPENDENT TRUSTEES' OWNERSHIP IN THE ADVISER AND THE DISTRIBUTOR. As of December 31, 2002, none of the Trustees who are not "interested persons" of the Trust, or any of their immediate family members, owned beneficially or of record any class of securities in the investment adviser or principal underwriter of the Trust or any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Trust.

THE INVESTMENT ADVISER
----------------------

     Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser"), 101 Park Avenue, New York, New York 10178, is the Funds' investment manager. The Adviser is a wholly-owned subsidiary of Atalanta/Sosnoff Capital Corporation ("A/SCC"). Martin T. Sosnoff is the controlling shareholder, Chairman of the Board, Chief Executive Officer and Chief Investment Officer of A/SCC and of the Adviser. Toni
E. Sosnoff is a Vice President of the Adviser. Mr. and Mrs. Sosnoff, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

     Under the terms of the Advisory Agreements between the Trust and the Adviser, the Adviser manages each Fund's investments. Each Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .75% of its average daily net assets (the "Base Fee").

     Effective July 1, 2002, the Base Fee is subject to a performance adjustment. The performance adjustment for each Fund may increase or decrease the management fee, depending on how well the Fund has performed relative to its benchmark (the S&P 500 Index). The Base Fee will be increased by 0.25% if the Fund outperforms its benchmark by at least 2.00% or decreased by 0.25% if the Fund underperforms its benchmark by at least 2.00%. Because the adjustment to the Base Fee is based on the comparative performance of the Fund and the record of its benchmark, the controlling factor (regarding the performance adjustment to the basic fee) is not whether the Fund's performance is up or down, but whether it is up or down more or less than the performance record of its benchmark. The Adviser is not eligible to receive the 0.25% performance adjustment if the Fund's performance was negative, even if it outperformed its benchmark.

     The table below sets forth the fee to which the Adviser would be entitled for each Fund, assuming that it performs at the indicated levels relative to the Fund's benchmark.

                                                        The Adviser will receive
    If the Performance of the Fund:                              a fee of:

    Underperforms the benchmark by:      (2.00%) or more           0.50%
    Underperforms the benchmark by:     (0.01%) to (1.99%)         0.75%
    Equals the benchmark:                     0.00%                0.75%
    Outperforms the benchmark by:         0.01% to 1.99%           0.75%
    Outperforms the benchmark by:         2.00% or more            1.00%

     The Fund's investment performance will be measured by comparing (i) the opening net asset value of one share of the Fund on the first business day of the performance period with (ii) the closing net asset value of one share of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Fund's benchmark index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the securities included in the Fund's benchmark index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended. Any calculations of the investment performance of the Fund and the investment performance of the Fund's benchmark index shall be in accordance with any then applicable rules of the Securities and Exchange Commission. No performance fee adjustments were required during the fiscal year ended May 31, 2003.


     During the fiscal years ended May 31, 2003, 2002 and 2001, the Atalanta/Sosnoff Fund accrued advisory fees of $175,473, $160,075 and $151,477, respectively; however, in order to reduce the Fund's operating expenses, the Adviser waived $51,530, $71,814 and $48,064 of such fees with respect to the fiscal years ended May 31, 2003, 2002 and 2001, respectively. During the fiscal years ended May 31, 2003, 2002 and 2001, the Atalanta/Sosnoff Value Fund accrued advisory fees of $16,287, $18,454 and $19,871, respectively; however, in order to reduce the Fund's operating expenses, the Adviser waived all of such fees in each year and, in addition, reimbursed a substantial amount of the operating expenses of the Fund.


     The Adviser shall waive advisory fees and reimburse each Fund for the Fund's expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto, in order to maintain total Fund operating expenses at 1.50% per annum of its average daily net assets. Such limitation of 1.50% shall be calculated prior to the application of the Performance Fee Adjustment as defined above in this section.


     Each Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of that Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

     By its terms, the Advisory Agreement of each Fund will remain in force until July 1, 2004 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The Advisory Agreements automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the most recent annual continuance of the Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreements. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through periodic meetings with and reports of the Adviser's senior management, portfolio manager and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Funds were considered. Each Fund's current and longer-term performance was compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Agreements, the Trustees compared the fees and overall expense levels of the Funds with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Funds, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. The Trustees also considered the fee waivers and expense reimbursements made by the Adviser in order to reduce the Funds' operating expenses. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Funds.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of each Fund and its shareholders to continue the Advisory Agreements without modification to their terms, including the fees charged for services thereunder.

THE DISTRIBUTOR
---------------

     Atalanta/Sosnoff Management Corporation (the "Distributor"), 101 Park Avenue, New York, New York 10178, serves as principal underwriter for the Funds and, as such, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.


     By its terms, the Trust's Underwriting Agreement with the Distributor will remain in force until June 1, 2004 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) by vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Underwriting Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by the vote of the majority of a Fund's outstanding voting securities, or by the Distributor. The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


     The Distributor is a wholly-owned subsidiary of the Adviser.

SERVICE PLAN
------------

     As stated in the Prospectus, the Trust has adopted a service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to compensate the Distributor for its services to the Fund. The Distributor is responsible for the payment of any expenses incurred in the distribution and promotion of each Fund's shares or activities related to the servicing of shareholder accounts, including but not limited to, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Funds, processing shareholder transactions, and providing such other shareholder services as the Trust might reasonably request; formulating and implementing of marketing and promotional activities; the printing of prospectuses, statements of additional information and reports used for sales purposes; advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses; and other shareholder service-related expenses, including any servicing fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The Plan expressly limits payments to the Distributor in any fiscal year to a maximum of .25% of the average daily net assets of each Fund. During the fiscal year ended May 31, 2003, the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund paid fees pursuant to the Plan of $23,681 and $123, respectively, which were used for the following purposes:

                                       Atalanta/Sosnoff       Atalanta/Sosnoff
                                             Fund                Value Fund
                                      -----------------       ----------------
Payments to broker-dealers
   and other intermediaries                $12,391                $  15
Printing of prospectuses/reports
   for prospective shareholders              2,765                  108
Advertising and promotion                    8,525                   --


     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated by a Fund at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of that Fund. In the event the Plan is terminated by a Fund in accordance with its terms, that Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution and shareholder servicing expenses under the Plan should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of her affiliation with the Adviser, Toni E. Sosnoff may be deemed to have a financial interest in the operation of the Plan.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended May 31, 2003, 2002 and 2001, the Atalanta/Sosnoff Fund paid brokerage commissions of $95,286, $64,248 and $48,901, respectively, and the Atalanta/Sosnoff Value Fund paid brokerage commissions of $11,654, $14,726 and $53,717, respectively.


     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

     The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average price for all transactions of the Adviser in that security on a given business day, with all costs shared on a pro rata basis.

     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor.

     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Distributor and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Funds will not effect any brokerage transactions in its portfolio securities with such affiliates if such transactions would be unfair or unreasonable to their shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may consider sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds.


     During the fiscal year ended May 31, 2003, the Atalanta/Sosnoff Fund purchased common stock issued by the parent companies of Goldman, Sachs & Co. and Morgan Stanley & Co., Incorporated (the market values of which were $700,900 and $430,050 as of May 31, 2003); and the Atalanta/Sosnoff Value Fund purchased common stock issued by the parent companies of Goldman, Sachs & Co. and Morgan Stanley & Co., Incorporated (the market values of which were $65,200 and $36,600 as of May 31, 2003). Goldman, Sachs & Co. and Morgan Stanley & Co., Incorporated are two of the Trust's "regular broker-dealers" as defined in the 1940 Act.


     CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits personnel subject to the Code to invest in securities for their own accounts, subject to certain conditions, that may be purchased or held by the Funds. The Code of Ethics adopted by the Trust, the Adviser and the Distributor is on public file with, and is available from, the Securities and Exchange Commission.


     PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. In all instances, proxies will be voted solely in the best interests of Fund shareholders. Any conflict of interest must be resolved in the way that will most benefit Fund shareholders. Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of Fund shareholders. Material conflicts of interest between Fund shareholders, on one hand, and those of the Adviser, the Distributor or their affiliated persons, on the other, will be presented to the Trust's Audit Committee for resolution. Materiality determinations will be based on the particular facts and circumstances. If it is determined that the conflict is material, the Audit Committee will instruct the Adviser on how to vote. The Proxy Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B.


PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that each Fund's portfolio turnover rate normally will not exceed 200%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.


     Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended May 31, 2003, 2002 and 2001, the Atalanta/Sosnoff Fund's portfolio turnover rate was 120%, 98% and 141%, respectively, and the Atalanta/Sosnoff Value Fund's portfolio turnover rate was 143%, 200% and 983%, respectively.


CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected.

     In valuing the assets of the Funds for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the closing sale price on the exchange on which they are primarily traded. However, if the closing sale price on the NYSE is different than the closing sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day. Securities which are traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued on the basis of the closing sale price if available, otherwise at the last quoted bid price. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of May 31, 2003, the Atalanta/Sosnoff Fund and Atalanta/Sosnoff Value Fund had capital loss carryforwards for federal income tax purposes of $6,434,917 and $399,083, respectively, none of which expire until at least May 31, 2009. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.


     Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. A portion of each Fund's distributions from its investment income may also qualify for the dividends received deduction available to corporations (the corporate shareholder would need to have at least a 46 day holding period with respect to any such qualifying distribution). Because many companies in which the Funds invests do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends and/or the corporate dividends received deduction.


     The Funds are required to withhold and remit to the U.S. Treasury a portion (currently 28%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------

     A Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Funds intend to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV
Where:

P =    a hypothetical initial payment of $1,000
T =    average annual total return
n =    number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     Each Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.


     The table below shows each Fund's average annual total returns for periods ended May 31, 2003:

ATALANTA/SOSNOFF FUND
                                                               Since Inception
                                               One Year        (June 17, 1998)
                                               --------        ---------------
Return Before Taxes                             -3.98%              4.70%
Return After Taxes on Distributions             -3.98%              3.59%
Return After Taxes on Distributions
  and Sale of Fund Shares                       -2.59%              3.59%

ATALANTA/SOSNOFF VALUE FUND
                                                               Since Inception
                                               One Year        (July 1, 1999)
                                               --------        ---------------
Return Before Taxes                             -4.36%              3.22%
Return After Taxes on Distributions             -4.36%              2.12%
Return After Taxes on Distributions
  and Sale of Fund Shares                       -2.83%              2.13%

     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative returns of the Funds as calculated in this manner for the period since inception (June 17, 1998 for the Atalanta/Sosnoff Fund; July 1, 1999 for the Atalanta/Sosnoff Value Fund) to May 31, 2003 are as follows:

                  Atalanta/Sosnoff Fund              25.54%
                  Atalanta/Sosnoff Value Fund        13.21%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the average annual compounded rate of return for the three years ended May 31, 2003 was -5.62% for the Atalanta/ Sosnoff Fund and 1.96% for the Atalanta/Sosnoff Value Fund. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.

         From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd + 1)6-1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive  dividends
d = the maximum  offering  price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     Each Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, a Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

     Investors may use such performance comparisons to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in a Fund, assuming reinvestment of dividends, over a specified period of time.

     From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of September 2, 2003, Atalanta/Sosnoff Capital Corporation, 101 Park Avenue, New York, New York 10178, owned of record and beneficially 83.4% of the outstanding shares of the Atalanta/Sosnoff Value Fund, and therefore may be deemed to control such Fund. Atalanta/Sosnoff Capital Corporation would be able to cast the deciding vote with regard to any matter submitted for approval by shareholders of the Fund.

     As of September 2, 2003, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 16.9% of the outstanding shares of the Atalanta/Sosnoff Fund; Pershing LLC, P.O. Box 2052, Jersey City, New
Jersey 07303, owned of record 18.0% of the outstanding shares of the Atalanta/Sosnoff Fund; BNP Paribas Securities Services Luxembourg, 23 Avenue de la Porte-Neure, L-2085 Luxembourg, owned of record 11.3% of the outstanding shares of the Atalanta/Sosnoff Fund; Bear, Stearns Securities Corp., One Metrotech Center North, Brooklyn, New York 11201, owned of record 31.6% of the outstanding shares of the Atalanta/Sosnoff Fund; and National Investor Services Corp., 55 Water Street, New York, New York 10041, owned of record 8.5% of the outstanding shares of the Atalanta/Sosnoff Fund and 12.1% of the outstanding shares of the Atalanta/Sosnoff Value Fund.

     As of September 2, 2003, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of each Fund.


CUSTODIAN
---------

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds' investments. As custodian, US Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT AUDITORS
--------------------

     The firm of Ernst & Young LLP, 1300 Chiquita Center, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, has been selected as independent auditors for the Trust for the fiscal year ending May 31, 2004. Ernst & Young LLP performs an annual audit of the Funds' financial statements and advises the Trust as to certain accounting matters.

LEGAL COUNSEL
-------------

     Dechert LLP, 30 Rockefeller Plaza, New York, New York 10112, serves as counsel to the Trust and the Independent Trustees.

TRANSFER AGENT
--------------

     The Funds' transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from each Fund for its services as transfer agent a fee payable monthly at an annual rate of $18 per account, provided, however, that the minimum fee received is $1,500 per month with respect to each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Ultimus to perform its duties, each Fund pays Ultimus a base fee of $2,000 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Funds pay all costs of external pricing services.

     Ultimus also provides administrative services to the Funds. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month with respect to each Fund.

     Prior to July 23, 2001, Integrated Fund Services, Inc. ("Integrated") served as the Funds' transfer agent, administrator and fund accounting agent. Integrated is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company.


     During the fiscal year ended May 31, 2003, Ultimus received administrative fees from the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund of $55,598 and $8,610, respectively. During the fiscal year ended May 31, 2002, the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund paid administrative services fees of $46,810 and $6,589, respectively. During the fiscal year ended May 31, 2001, Integrated received administrative services fees from the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund of $30,411 and $12,000, respectively.


ANNUAL REPORT
-------------

     The financial statements of the Funds, which have been audited by Ernst & Young LLP, are incorporated herein by reference to the Annual Report of the Trust dated May 31, 2003.

APPENDIX A
----------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by an
NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality of guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not recommendation to purchase, sell or hold a security because it does not take into account market value or suitably for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other resources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B - Bonds rated BB or B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB and B - Preferred stock rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

APPENDIX B
----------

                      ATALANTA/SOSNOFF INVESTMENT TRUST AND
                 ATALANTA/SOSNOFF CAPITAL CORPORATION (DELAWARE)

                      PROXY VOTING POLICIES AND PROCEDURES
Atalanta/Sosnoff Investment Trust (the "Trust") and Atalanta/Sosnoff Capital Corporation (Delaware) ("Atalanta/Sosnoff") intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Trust and Atalanta/Sosnoff take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Trust and Atalanta/Sosnoff exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders' and clients' investments.

The Trust's board of trustees has delegated to Atalanta/Sosnoff the responsibility of overseeing voting policies and decisions for the Trust. Atalanta/Sosnoff's proxy voting principles for the Trust and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies
---------------------------------
Atalanta/Sosnoff will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. Since the quality and depth of management is a primary factor considered when investing in a company, Atalanta/Sosnoff gives substantial weight to the recommendation of management on any issue. However, Atalanta/Sosnoff will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest
---------------------
Atalanta/Sosnoff recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Atalanta/Sosnoff or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. Atalanta/Sosnoff shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of Atalanta/Sosnoff with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of Atalanta/Sosnoff's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. Atalanta/Sosnoff shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Atalanta/Sosnoff's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, Atalanta/Sosnoff may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and Atalanta/Sosnoff shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Election of the board of directors
----------------------------------
Atalanta/Sosnoff believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

Atalanta/Sosnoff will generally support the election of directors that result in a board made up of a majority of independent directors.

Atalanta/Sosnoff will hold directors accountable for the actions of the committees on which they serve. For example, Atalanta/Sosnoff will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

Atalanta/Sosnoff will support efforts to declassify existing boards, and will block efforts by companies to adopt classified board structures.


Approval of independent auditors
--------------------------------
Atalanta/Sosnoff believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

Equity-based compensation plans
-------------------------------
Atalanta/Sosnoff believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, Atalanta/Sosnoff is opposed to plans that substantially dilute its clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

Atalanta/Sosnoff will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

Atalanta/Sosnoff will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings Atalanta/Sosnoff considers other factors such as the nature of the industry and size of the company.

Atalanta/Sosnoff will vote against plans that have any of the following structural features:

     o    Ability to re-price underwater options

     o Ability to issue options with an exercise price below the stock's current market price.

     o    Ability to issue reload options.

     o    Automatic share replenishment ("evergreen") feature.

Atalanta/Sosnoff will support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

     o Requiring stock acquired through option exercise to be held for a certain period of time.

     o    Using  restricted  stock  grants  instead  of  options.

To this end, Atalanta/Sosnoff supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

Atalanta/Sosnoff will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.


Corporate structure and shareholder rights
------------------------------------------
Atalanta/Sosnoff believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

Atalanta/Sosnoff will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. Atalanta/Sosnoff will vote against proposals to impose super-majority requirements.

Atalanta/Sosnoff will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

Atalanta/Sosnoff will vote against proposals for a separate class of stock with disparate voting rights.

Atalanta/Sosnoff will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, Atalanta/Sosnoff will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and social policy issues
----------------------------------
Atalanta/Sosnoff believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

Atalanta/Sosnoff generally votes against these types of proposals, although Atalanta/Sosnoff may make exceptions in certain instances where it believes a proposal has substantial economic implications.


Proxy voting process
--------------------
Atalanta/Sosnoff has designated a Proxy Director. Proxy voting is subject to the supervision of the Proxy Director. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Proxy Director may utilize the services of outside professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures.

                        ATALANTA/SOSNOFF INVESTMENT TRUST

PART C.  OTHER INFORMATION
         -----------------

Item 23. Exhibits
         --------

          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registrant's initial Registration Statement filed on February 20, 1998

          (b) Bylaws--Incorporated herein by reference to Registrant's initial Registration Statement filed on February 20, 1998

          (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

          (d) (i) Advisory Agreements with Atalanta/Sosnoff Capital Corporation (Delaware)--Incorporated herein by reference to Registrant's
                   Post-Effective  Amendment  No.  9 filed  on  October  1, 2001
               (ii)Addendum  to  Advisory   Agreements--Filed herewith

          (e)  Underwriting    Agreement   with   Atalanta/Sosnoff    Management
               Corporation--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 8, 1999

          (f)  Inapplicable

          (g)  Custody   Agreement  with  US  Bank,   N.A.   (formerly   Firstar
               Bank)--Incorporated   herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 2 filed on April 8, 1999

          (h)  (i) Administration   Agreement   with  Ultimus  Fund   Solutions,
                   LLC--Filed herewith

               (ii)Fund  Accounting  Agreement  with  Ultimus  Fund   Solutions,
                   LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 filed on October 1, 2001
               (iii)Transfer  Agent  and  Shareholder  Services  Agreement  with
                    Ultimus Fund Solutions, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 filed on October 1, 2001

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registrant's
               Post-Effective Amendment No. 9 filed on October 1, 2001

          (j)  Consent of Independent Public Accountants--Filed herewith

          (k)  Inapplicable

          (l) Agreement Relating to Initial Capital--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 8, 1999

          (m) Service Plan Pursuant to Rule 12b-1--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 8, 1999

          (n)  Inapplicable

          (o)  Inapplicable

          (p) Code of Ethics of Atalanta/Sosnoff Investment Trust, Atalanta/Sosnoff Capital Corporation (Delaware), Atalanta/Sosnoff Capital Corporation and Atalanta/Sosnoff Management Corporation--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 filed on September 28, 2000

Item 24. Persons Controlled by or Under Common Control with Registrant.
         -------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification
         ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, employee, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940

          Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

          Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Advisory Agreement with Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser") provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of)
          specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

          The Distribution Agreement with Atalanta/Sosnoff Management Corporation (the "Distributor") provides that the Distributor, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26. Business and Other Connections of the Investment Adviser
         --------------------------------------------------------
          The Adviser is registered as an investment adviser and has been engaged since 1982 in the business of providing investment advisory services to individual, institutional and corporate clients.

          The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

          Martin T. Sosnoff--Chairman of the Board, Chief Executive Officer, Chief Investment Officer and a Director of the Adviser
               Chairman of the Board, Chief Executive Officer, Chief Investment Officer and Director of Atalanta/Sosnoff Capital Corporation (the parent company of the Adviser)

          Craig B. Steinberg--President, Director of Research and a Director of the Adviser
               President,    Director   of   Research    and   a   Director   of
               Atalanta/Sosnoff Capital Corporation

          Kevin S. Kelly--Senior Vice President, Chief Operating Officer, Chief Financial Officer and a Director of the Adviser
               Senior Vice President, Chief Operating Officer, Chief Financial Officer and a Director of Atalanta/Sosnoff Capital Corporation; President, Chief Executive Officer and a Director of the Distributor

          William M.  Knobler--Senior  Vice President of the Adviser
               Senior Vice President of Atalanta/Sosnoff Capital Corporation and the Distributor

          Toni E.  Sosnoff--Vice  President of the Adviser
               Vice President and a Trustee of Registrant

     The business address of each director and officer of the Adviser is 101 Park Avenue, New York, New York 10178.

Item 27.          Principal Underwriters
                  ----------------------

          (a) Inapplicable

          (b)                    Position with                 Position with
              Name               Distributor                   Registrant
             -------------       ----------------              ----------------

             Kevin S. Kelly      President, Chief Executive    Vice President
                                 Officer and Director


             William M. Knobler  Senior Vice President         None

The address of each of the above-named persons is 101 Park Avenue, New York, New York 10178.

          (c) Inapplicable

Item 28. Location of Accounts and Records
         --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant its offices located at 101 Park Avenue, New York, New York 10178, or at the offices of the Registrant's transfer agent located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 425 Walnut Street, Cincinnati, Ohio 45202.


Item 29. Management Services Not Discussed in Parts A or B
         -------------------------------------------------
         Inapplicable

Item 30. Undertakings
         ------------
         Inapplicable

                                   SIGNATURES
                               -------------------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of September, 2003.

                                            ATALANTA/SOSNOFF INVESTMENT TRUST

                                            By:  /s/  Toni E. Sosnoff
                                                ------------------------
                                                 Toni E. Sosnoff
                                                 President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                                   Title                              Date
       --------------                                -------------                      -------------

/s/  Toni E. Sosnoff                                 President and Trustee              September 29, 2003
----------------------------------------------
Toni E. Sosnoff


/s/  Mark J. Seger                                   Treasurer                          September 29, 2003
----------------------------------------------
Mark J. Seger

                                                     Trustee
-----------------------------------------------
Aida L. Wilder    *                                                             /s/ John F. Splain
                                                                                ------------------------------
                                                     Trustee                    John F. Splain
----------------------------------------------                                  Attorney-in-fact*
Howard A. Drucker*                                                              September 29, 2003

                                                     Trustee
----------------------------------------------
Irving L. Straus*


                                  EXHIBIT INDEX
                                  -------------


Item 23(d)(ii)      Addendum to Advisory Agreements

Item 23(h)(i)       Administration Agreement with Ultimus Fund Solutions, LLC

Item 23(j)          Consent of Independent Public Accountants